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                        NATIONWIDE ASSET ALLOCATION TRUST

                       SUPPLEMENT DATED SEPTEMBER 1, 1999
                                       TO
                          PROSPECTUS DATED MAY 1, 1999


Effective September 1, 1999, the investment advisory and fund administration services previously performed for each of the Portfolios of Nationwide Asset Allocation Trust by Nationwide Advisory Services, Inc. ("NAS") were transferred to Villanova SA Capital Trust ("VSA"), an affiliate of NAS and an indirect subsidiary of Nationwide Financial Services, Inc. The portfolio manager for each of the Portfolios continues to manage the Portfolios after the transfer to VSA. After the transfer, there was no change in the fees charged to each Portfolio for investment advisory and fund administration services.

VSA was organized in 1999 and has its principal offices at Three Nationwide Plaza, Columbus, Ohio 43215.

All references in the Prospectus to Nationwide Advisory Services, Inc. should be changed to Villanova SA Capital Trust.

                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                           PROSPECTUS FOR FUTURE REFERENCE